UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2012

The Boston Beer Company, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	001-14092 (Commission File Number)	04-3284048 (IRS Employer Identification No.)

One Design Center Place, Boston, MA (Address of principal executive offices)		02210 (Zip Code)

Registrant's telephone number, including area code (617) 368-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its meeting on February 14, 2012, the Compensation Committee of the Company’s Board of Directors approved payment of bonuses earned in 2011 and set 2012 base salaries for the Company’s Chief Executive Officer, Martin F. Roper, its Chairman, C. James Koch, and other named executive officers of the Company.

Bonuses for 2011 Performance

The Committee approved the following bonuses for the Chief Executive Officer, the Chairman, and the other named executive officers of the Company, based on the Committee’s assessment of their respective achievement against the 2010 performance targets and overall performance of the Company previously set by the Committee:

Name	Title	Bonus Awarded	Percent of Potential

Martin F. Roper	President and CEO	$224,160	40%
C. James Koch	Chairman	$153,000	40%
William F. Urich	Treasurer and CFO	$159,775	83%
John C. Geist	Vice President of Sales	$100,800	60%
Thomas W. Lance	Vice President of Operations	$136,738	80%

Salaries for 2012

The Committee approved base salaries for the Chief Executive Officer, the Chairman, and the other named executive officers of the Company as follows:

Name	Title	Base Salary for 2011	Percent Increase

Martin F. Roper	President and CEO	$714,500	2.0%
C. James Koch	Chairman	$390,000	2.0%
William F. Urich	Treasurer and CFO	$396,000	2.9%
John C. Geist	Vice President of Sales	$355,000	5.7%
Thomas W. Lance	Vice President of Operations	$348,000	3.0%

Item 8.01.

Other Events.

Acting upon the recommendation of the Compensation Committee, the Board of Directors of the Company has unanimously changed its equity-based compensation arrangements for non-employee Directors. Effective as of the 2012 Annual Meeting, each non-employee Director upon re-election to the Board at the Annual Meeting will be granted an option to purchase shares of the Company’s Class A Common Stock having an approximate dollar value at the time of grant of $115,000, rather than a the current arrangement of a grant of 5,000 shares of the Company’s Class A Common Stock.  In addition, the two initial options granted to non-employee Directors joining the Board of Directors for the first time will also be determined based on an approximate dollar value of $115,000 as of the date of grant, but the initial annual grant will be pro-rated if the newly-elected Director is elected at a time other than at the Company’s Annual Meeting. This arrangement will be next subject to review in 2014. Non-employee Director fees payable in cash remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc. (Registrant)

Date: February 17, 2012	/s/ William F. Urich
William F. Urich
Chief Financial Officer
(Signature)*

*Print name and title of the signing officer under his signature.

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